Exhibit 10.3

Execution Version

AMENDMENT NO. 1 TO INTERCREDITOR AND SUBORDINATION AGREEMENT AND CONSENT AND REAFFIRMATION

This AMENDMENT NO. 1 TO INTERCREDITOR AND SUBORDINATION AGREEMENT AND CONSENT AND REAFFIRMATION (this “Amendment”) is made as of July 19, 2019 (the “Effective Date”), by and among GLOBAL EAGLE ENTERTAINMENT INC., a Delaware corporation (the “Borrower” or “Company”), certain subsidiaries of the Borrower from time to time party to the Amended Credit Agreement referred to herein and the Amended Second Lien Securities Purchase Agreement referred to herein (the “Subsidiary Guarantors”), CITIBANK, N.A., as administrative agent for the First Lien Credit Agreement Secured Parties (in such capacity, the “First Lien Agent”), and CORTLAND CAPITAL MARKET SERVICES LLC, as collateral agent for the Second Lien Securities Purchase Agreement Secured Parties (in such capacity, the “Second Lien Agent” and together with the First Lien Agent, the “Agents”). Capitalized terms used in this Amendment (including the Recitals), to the extent not otherwise defined herein, shall have the same meanings as in the Intercreditor Agreement (as defined below).

RECITALS

WHEREAS, the First Lien Agent and the Second Lien Agent are party to that certain Intercreditor and Subordination Agreement, dated as of March 27, 2018 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”);

WHEREAS, reference is made to that certain Omnibus Incremental Term Loan and Seventh Amendment to Credit Agreement and Amendment to Security Agreement (the “First Omnibus Amendment”) dated as of the date hereof by and among the First Lien Agent, the Borrower, the guarantors party thereto and the lenders identified on the signature pages thereto, which amends the terms of that certain Credit Agreement (the “Existing Credit Agreement”), dated as of January 6, 2017 (as amended, restated, supplemented or otherwise modified from time to time, including by the First Omnibus Amendment, the “Amended Credit Agreement”), by and among the First Lien Agent, the Borrower, the guarantors party thereto, and the lenders party thereto;

WHEREAS, reference is made to that certain Second Amendment to Securities Purchase Agreement and Amendment to Security Agreement (the “Second Lien Amendment”), dated as of the date hereof, by and among the Company, the guarantors party thereto, the purchasers party thereto and the Second Lien Agent, which amends the terms of that certain Securities Purchase Agreement (the “Existing Second Lien Securities Purchase Agreement”) dated as of March 8, 2018 (as amended, restated, supplemented or otherwise modified from time to time, including by the Second Lien Amendment, the “Amended Second Lien Securities Purchase Agreement”), by and among the Company, the purchasers party thereto and the Second Lien Agent;

WHEREAS, effective as of the date hereof, each of the Amended Credit Agreement, by virtue of the First Omnibus Amendment, and the Amended Second Lien Securities Purchase Agreement, by virtue of the Second Lien Amendment, replaces in its entirety the Existing Credit Agreement and the Existing Second Lien Securities Purchase Agreement, respectively;

WHEREAS, the Borrower and the Subsidiary Guarantors desire to enter into this Amendment to amend the Intercreditor Agreement in certain respects consistent with the foregoing and pursuant to the terms and conditions below;

WHEREAS, the Second Lien Agent, for and on behalf of itself and the other Second Lien Securities Purchase Agreement Secured Parties, desires to enter into this Amendment to amend the Intercreditor Agreement in certain respects consistent with the foregoing and pursuant to the terms and conditions below; and

WHEREAS, the First Lien Agent, for and on behalf of itself and the other First Lien Credit Agreement Secured Parties, desires to enter into this Amendment to (1) provide its consent to the execution, delivery and performance of the Second Lien Amendment, and the amendments to the Existing Second Lien Securities Purchase Agreement contained therein and (2) amend the Intercreditor Agreement in certain respects consistent with the foregoing and pursuant to the terms and conditions below.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Consent to Second Lien Amendment. In each case to the extent such consent is required in order to comply with the terms of the Intercreditor Agreement, the First Lien Agent, for and on behalf of itself and the other First Lien Credit Agreement Secured Parties, hereby consents to (a) the execution, delivery and performance of the Second Lien Amendment by the parties thereto (a copy of which is attached hereto as Exhibit A) and (b) the amendments to the Existing Second Lien Securities Purchase Agreement contained in the Second Lien Amendment, including, without limitation, the amendments to Section 3.5 (and related definitions) therein in respect of the extension and calculation of the call premium with respect to optional prepayments of the Notes (as defined in the Amended Second Lien Securities Purchase Agreement).

2. Amendments to Intercreditor Agreement. Effective as of the Effective Date, the Intercreditor Agreement shall be amended as follows:

a.	Section 3.01 is hereby amended and replaced in its entirety to read as follows:

“Agreement to Subordinate. The Borrower and each other Grantor covenants and agrees, and the Designated Second Lien Representative, for itself and on behalf of the Second Lien Secured Parties, covenants and agrees, and each Second Lien Secured Party by accepting the Second Lien Note Documents covenants and agrees that, anything in the Second Lien Note Documents or Second Lien Securities Purchase Agreement to the contrary notwithstanding, the Second Lien Secured Obligations are subordinate and junior in right of payment, to the extent provided herein, to all First Lien Secured Obligations, whether outstanding on the date of execution of the Second Lien Securities Purchase Agreement or thereafter created, incurred or assumed, and that the subordination is for the benefit of the First Lien Secured Parties.

For the avoidance of doubt, the payment priorities set forth in this Agreement shall relate to and include all payments, distributions and proceeds from any source whatsoever and from any and all rights, assets or properties (or proceeds thereof) of the Grantors whatsoever, whether or not constituting Collateral, and whether or not secured by the First Liens or Second Liens.”.

b.	Section 3.02(a) is hereby amended and replaced in its entirety to read as follows:

“(a) No payment by the Borrower or any other Grantor with respect to the Second Lien Secured Obligations (whether such payment is a payment on account of principal (or premium, if any), sinking funds or interest on the Second Lien Secured Obligations or otherwise) shall be made if either of the following occurs (each, a “Payment Default”):

(i) the failure of any Grantor to pay, on a timely basis, any principal, interest, fees or other obligations under the First Lien Loan Documents including, without limitation, any default in payment of First Lien Secured Obligations after acceleration thereof; or

(ii) any Default or Event of Default (each as defined in the First Lien Credit Agreement) under any First Lien Loan Documents has occurred and the maturity of any First Lien Secured Obligations is accelerated in accordance with the applicable terms of the First Lien Loan Documents, unless, in either case, the Payment Default has been cured or waived and any such acceleration has been rescinded or such First Lien Secured Obligations have been Discharged; provided, however, that, subject to Section 4.02, the Borrower may pay the Second Lien Secured Obligations without regard to the foregoing if (i) the Borrower and the Designated Second Lien Representative receive written notice approving such payment from the Designated First Lien Representative with respect to which a Payment Default has occurred and is continuing or (ii) such payment is made in kind or in Equity Interests of the Borrower (or any parent entity thereof). The Borrower shall promptly give notice to the Designated Second Lien Representative of any occurrence of a Payment Default.”.

c.	Section 4.02 is hereby amended and replaced in its entirety to read as follows:

“Distribution on Dissolution, Liquidation and Reorganization. Upon any distribution of any kind or character, whether in cash, property or securities, by any Grantor upon any dissolution, winding up, liquidation or reorganization of such Grantor, whether in a Bankruptcy/Liquidation Proceeding or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of such Grantor or otherwise:

(a) the First Lien Secured Parties shall be entitled to a Discharge of First Lien Secured Obligations before the Second Lien Secured Parties are entitled to receive any payment or distribution upon the Second Lien Secured Obligations (whether by payment of principal (and premium, if any) or interest on the Second Lien Secured Obligations or otherwise);

(b) any payment or distribution by any Grantor of any kind or character, whether in cash, property or securities, to which the Second Lien Agent or Second Lien Secured Parties would be entitled except for the provisions of this Article 4 shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the Designated First Lien Representative for application to payment of the First Lien Secured Obligations, to the extent necessary for the Discharge of the First Lien Secured Obligations (as determined at the time of such payment by the applicable court authorizing or approving such payment); and

(c) in the event that, notwithstanding the foregoing, any payment or distribution of assets of any Grantor of any kind or character, whether in cash, property or securities, shall be received by the Designated Second Lien Representative or any Second Lien Secured Party before the Discharge of First Lien Secured Obligations shall have occurred, such payment or distribution shall be paid over to the Designated First Lien Representative for application to payment of the First Lien Secured Obligations, to the extent necessary for the Discharge of the First Lien Secured Obligations.

Nothing contained in this Agreement or in the Second Lien Note Documents is intended to or shall impair, as between the Borrower, its creditors (other than the First Lien Secured Parties) and the Second Lien Secured Parties, the obligation of the Grantors, which is unconditional and absolute, to pay to the Second Lien Secured Parties the Second Lien Secured Obligations as and when the same shall become due and payable in accordance with the terms of the applicable Second Lien Note Documents, or to affect the relative rights of the Second Lien Secured Parties and creditors of the Borrower (other than the First Lien Secured Parties).”.

d.	Section 10.16 is hereby amended and replaced in its entirety to read as follows:

“Equity Interests; Payment in Kind. Notwithstanding anything contained herein to the contrary (including, without limitation, in respect of subordination and turnover provisions), the right of the Second Lien Secured Parties to receive either (i) interest payments in kind or (ii) except as provided in Section 3.02 or Section 4.02 or in the context of a Bankruptcy/Insolvency Proceeding in which the First Lien Secured Parties are not receiving payment in full in cash of the First Lien Obligations pursuant to a plan of reorganization, Equity Interests of the Borrower (or any parent entity thereof) shall not be affected by any of the terms contained herein.”.

3. Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not become effective until all of the following conditions precedent shall have been satisfied in the discretion of each Agent or waived by both Agents:

(a) Both Agents shall have received fully executed counterparts from all parties hereto of this Amendment.

(b) (i) The First Lien Agent shall have received (x) the Second Lien Amendment, dated as of the date hereof, duly authorized, executed and delivered by and among the Borrower, the guarantors party thereto, the purchasers party thereto (constituting “Requisite Purchasers” as defined in the Existing Second Lien Securities Purchase Agreement) and the Second Lien Agent in substantially the form set forth in Exhibit A hereto and (y) the First Omnibus Amendment, dated as of the date hereof, duly authorized, executed and delivered by the Borrower, the guarantors party thereto and the lenders party thereto (constituting “Required Lenders” as defined in the Existing Credit Agreement) and (ii) the Second Lien Agent shall have received (x) the First Omnibus Amendment dated as of the date hereof, duly authorized, executed and delivered by and among the Borrower, the guarantors party thereto, the lenders party thereto (constituting “Required Lenders” as defined in the Existing Credit Agreement) and the First Lien Agent and (y) the Second Lien Amendment, dated as of the date hereof, duly authorized, executed and delivered by and among the Borrower, the guarantors party thereto, the purchasers party thereto (constituting “Requisite Purchasers” as defined in the Existing Second Lien Securities Purchase Agreement) and the Second Lien Agent.

4. Representations and Warranties. Each Agent represents and warrants to the other Agent that it has the requisite power and authority to execute and deliver this Amendment for itself and on behalf of the applicable First Lien Credit Agreement Secured Parties represented by it (in the case of the First Lien Agent) or the applicable Second Lien Securities Purchase Agreement Secured Parties represented by it (in the case of the Second Lien Agent).

5. Choice of Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

7. Reaffirmation of Intercreditor Agreement.

(a) Each of the Borrower and the Subsidiary Guarantors, the First Lien Agent, on behalf of itself and the First Lien Credit Agreement Secured Parties, and the Second Lien Agent, on behalf of itself and the Second Lien Securities Purchase Agreement Secured Parties, hereby confirms, acknowledges and agrees that (i) the Intercreditor Agreement (as amended hereby) remains in full force and effect following the execution, delivery and performance of and after giving effect to this Amendment, the First Omnibus Amendment and the Second Lien Amendment and (ii) the Intercreditor Agreement (as amended hereby) remains binding with respect thereto and with respect to all obligations under each such agreement including, without limitation, the First Lien Secured Obligations as amended and increased by the First Omnibus Amendment and the Second Lien Secured Obligations as amended by the Second Lien Amendment.

(b) Upon and after the effectiveness of this Amendment, (i) each reference in the Intercreditor Agreement to “this Intercreditor Agreement”, “hereunder”, “hereof” or words of like import referring to the Intercreditor Agreement, and each reference in the First Lien Loan Documents and the Second Lien Note Documents to “the Intercreditor Agreement”, “thereunder”, “thereof” or words of like import referring to the Intercreditor Agreement, shall mean and be a reference to the Intercreditor Agreement as modified and amended hereby and (ii) all references in the Intercreditor Agreement to the (X) “First Lien Credit Agreement” shall be deemed to include and refer to the Amended Credit Agreement and (Y) “Second Lien Securities Purchase Agreement” shall be deemed to include and refer to the Amended Second Lien Securities Purchase Agreement.

8. Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9. Consent to Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of jury trial provisions set forth in Sections 10.07(b) and 10.08 of the Intercreditor Agreement are hereby incorporated by reference, mutatis mutandis.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CITIBANK, N.A., as First Lien Agent

By:	/s/ Michael Moore
Name: Michael Moore
Title: Director & Vice President

CORTLAND CAPITAL MARKET SERVICES LLC,
as Second Lien Agent

By:	/s/ Matthew Trybula
Name: Matthew Trybula
Title: Associate Counsel

Amendment No. I to lntercreditor Agreement

GLOBAL EAGLE ENTERTAINMENT INC., as
Company

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

GLOBAL EAGLE SERVICES, LLC
AIRLINE MEDIA PRODUCTIONS, INC.
ENTERTAINMENT IN MOTION, INC.
GLOBAL EAGLE ENTERTAINMENT OPERATIONS
SOLUTIONS, INC.
INFLIGHT PRODUCTIONS USA INC.
POST MODERN EDIT, INC.
THE LAB AERO, INC.
ROW 44, INC.
N44HQ, LLC
EMERGING MARKETS COMMUNICATIONS, LLC
MARITIME TELECOMMUNICATIONS NETWORK,
INC.
MTN INTERNATIONAL, INC.
MTN GOVERNMENT SERVICES, INC.
MTN LICENSE CORP.
GLOBAL EAGLE TELECOM LICENSING
SUBSIDIARY LLC
IFE SERVICES (USA), INC.,
each as a Subsidiary Guarantor

By:	/s/ Christian Mezger
Name: Christian Mezger
Title: Chief Financial Officer

Amendment No. 1 to Intercreditor Agreement

Exhibit A

SECOND LIEN AMENDMENT

[See attached]

See Exhibit 10.2 to this 8-K